Exhibit 99.1

W. P. CAREY INC.

Supplemental Unaudited Operating and Financial Data

As of September 30, 2012

Important Disclosures About this Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and predecessors, unless otherwise indicated. “WPC LLC” means W. P. Carey & Co. LLC, our predecessor company. The “Merger” means our merger with Corporate Property Associates 15 Incorporated (“CPA®:15”) on September 28, 2012. “GAAP” means generally accepted accounting principles in the United States (“U.S.”). “CPA® REITs” means CPA®:15, Corporate Property Associates 16 — Global Incorporated (“CPA®:16 — Global”), and Corporate Property Associates 17 — Global Incorporated (“CPA®:17 — Global”). The “Managed REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was one of the CPA® REITs until its merger with a subsidiary of CPA®:16 — Global on May 2, 2011 (the “CPA®:14/16 Merger”).

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain supplemental metrics that are not defined by GAAP (“non-GAAP”), including earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, funds from operations - as adjusted (“AFFO”), and total adjusted revenue. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey Inc. (“W. P. Carey”) and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in W. P. Carey & Co. LLC’s (the “Predecessor Registrant”) filings with the Securities and Exchange Commission (“SEC”) and are available at the SEC’s website at http://www.sec.gov, including the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012 and Exhibits 99.1 (Item 1A. Risk Factors) and 99.7 (Risk Factors Related to the REIT Conversion and Merger) to our Current Report on Form 8-K filed with the SEC on October 19, 2012.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the Federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

W. P. CAREY INC.

Supplemental Unaudited Operating and Financial Data

As of September 30, 2012

Highlights
Company Overview	1
Financial and Operational Statistics	2

Financial Information
Consolidated Balance Sheets	3
Consolidated Statements of Income	4
Combined Income Statement	5
Reconciliation of Net Income to Funds from Operations - as Adjusted (AFFO)	7
Combined Funds from Operations - as Adjusted (AFFO)	10
Combined Adjusted EBITDA	12
Total Adjusted Revenue (Pro Rata Basis)	14
Total Adjusted Revenue - W.P. Carey Group	16
Combined Company Lease Revenues and Property Expenses (Pro Rata Basis)	17
Net Asset Value Information	18

Capitalization
Portfolio Debt Overview (Pro Rata Basis)	19
Detailed Debt Summary (Pro Rata Basis)	20
Selected Data for the Managed REITs	23
Joint Venture Information	24

WPC Inc. Portfolio Information
Owned Portfolio Analysis - Diversification by Rent and Historical Occupancy (Pro Rata Basis)	25
Owned Portfolio Analysis - Diversification by Property Type (Pro Rata Basis)	26
Owned Portfolio Analysis - Diversification by Tenant Industry (Pro Rata Basis)	27
Owned Portfolio Analysis - Diversification by Geography (Pro Rata Basis)	28
Portfolio Lease Maturity Analysis (Pro Rata Basis)	29

2012 Investment Activity
Managed REITs - Acquisitions	30
Managed REITs - Dispositions	32
Owned Portfolio - Investments and Dispositions	33

Tenants by Annual Rent (Pro Rata Basis)	34

W. P. CAREY INC.

Company Overview

September 30, 2012

Key Company Contacts		Executive Offices
Trevor P. Bond	President, Chief Executive Officer and Director	50 Rockefeller Plaza
Mark J. DeCesaris	Chief Financial Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Susan C. Hyde	Managing Director, Director of Investor Relations	Fax: (212) 492-8922
Kristin A. Brown	Vice President, Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Daniel P. Donlan	Janney Montgomery Scott LLC

	Third Quarter		Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Stock Data (NYSE: WPC)	2012		2012	2012	2011	2011
High Price	$53.85		$48.39	$49.70	$44.71	$42.72
Low Price	43.25		39.66	41.28	34.50	32.76
Closing Price	49.00		46.03	46.52	40.94	36.43

Distributions declared per share - annualized	$2.60		$2.27	$2.26	$2.25	$2.24

Distribution yield (annualized distribution / closing stock price)	5.31%		4.93%	4.86%	5.50%	6.15%

Shares outstanding at quarter end	68,566,888	(a)	40,358,186	40,312,460	39,729,018	39,717,286

Market value of outstanding shares at quarter end (in thousands)	$3,359,778		$1,857,687	$1,875,336	$1,626,506	$1,446,901

(a)   Reflects shares issued as consideration to CPA®:15 shareholders in connection with the Merger on September 28, 2012.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 1

W. P. CAREY INC.

Financial and Operational Statistics (Unaudited)

As of and for the Nine Months Ended September 30, 2012

Market Capitalization
Shares Outstanding	68,566,888
Stock Price at end of Period	$49.00
Market Capitalization (Equity Capitalization) ($’000)	$3,359,778
Total Capitalization ($’000) (a)	$5,495,658
Enterprise Value ($’000) (b)	$5,258,914
High Stock Close Price	$53.85
Low Stock Close Price	$43.25

Financial Ratios
Debt to Total Capitalization	38.9%
Net Debt to Total Capitalization	34.6%
Net Debt to Enterprise Value	36.1%
Annualized EBITDA ($’000) (c)	$384,759
Net Debt to Annualized EBITDA (c) (d)	4.94
Total Debt/Gross Assets	43.5%
Unsecured Debt to Gross Assets	8.5%
Interest Coverage	3.58
Combined Net G&A/Total Net Real Estate Revenues (e)	10.9%
Dividend (Annualized)	$2.60
Dividend Payout	70.1%
Weighted-Average Cost of Debt	5.0%
Percent of Investment Grade Tenants	32.2%

Property Information	CPA®:16 — Global	CPA®:17 — Global	WPC
Number of Properties (f)	503	373	432
Number of Tenants (f)	145	57	134
Total Square Feet (millions)	47.6	33.0	39.3
Occupancy	96.4%	100.0%	98.5%
Weighted-Average Lease Term (years)	10.4	15.9	9.1

(a)         Represents market capitalization plus total debt.

(b)         Represents total capitalization less cash and cash equivalents.

(c)          Represents combined pro rata annualized adjusted EBITDA.

(d)         Net debt represents total debt less cash and cash equivalents.

(e)          Represents total combined annualized general and administrative expenses, net of Merger-related costs.

(f)           Property and tenant count for WPC includes interests in self-storage and a hotel property that are held through its consolidated subsidiaries Carey Storage Management LLC and Livho, Inc., respectively.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 2

W. P. CAREY INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share amounts)

	September 30, 2012	December 31, 2011
Assets
Investments in real estate:
Real estate, at cost (inclusive of amounts attributable to consolidated variable interest entities (“VIEs”) of $48,893 and $41,032, respectively)	$2,360,786	$646,482
Operating real estate, at cost (inclusive of amounts attributable to consolidated VIEs of $0 and $26,318, respectively)	110,109	109,875
Accumulated depreciation (inclusive of amounts attributable to consolidated VIEs of $14,415 and $22,350, respectively)	(126,166)	(135,175)
Net investments in properties	2,344,729	621,182
Net investments in direct financing leases	373,544	58,000
Equity investments in real estate and the Managed REITs	575,189	538,749
Net investments in real estate	3,293,462	1,217,931
Cash and cash equivalents (inclusive of amounts attributable to consolidated VIEs of $241 and $230, respectively)	236,744	29,297
Due from affiliates	29,557	38,369
Goodwill	338,558	63,607
Intangible assets, net (inclusive of amounts attributable to consolidated VIEs of $565 and $0, respectively)	753,668	62,350
Other assets, net (inclusive of amounts attributable to consolidated VIEs of $2,568 and $2,773, respectively)	130,506	51,069
Total assets	$4,782,495	$1,462,623

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt (inclusive of amounts attributable to consolidated VIEs of $18,175 and $14,261, respectively)	$1,717,720	$356,209
Senior credit facility	418,160	233,160
Accounts payable, accrued expenses and other liabilities (inclusive of amounts attributable to consolidated VIEs of $1,998 and $1,651, respectively)	275,714	82,055
Income taxes, net	26,296	44,783
Distributions payable	44,301	22,314
Total liabilities	2,482,191	738,521
Redeemable noncontrolling interest	6,623	7,700
Redeemable securities - related party	60,000	—

Equity:
W. P. Carey stockholders’ equity:
Listed shares of W. P. Carey & Co. LLC, no par value, 100,000,000 shares authorized; 0 and 39,729,018 shares issued and outstanding, respectively	—	—
Common stock of W. P. Carey Inc., $0.001 par value, 450,000,000 shares authorized; 68,566,888 and 0 shares issued and outstanding, respectively	68	—
Preferred stock of W. P. Carey Inc., $0.001 par value, 50,000,000 shares authorized; None issued	—	—
Additional paid-in-capital	2,129,217	779,071
Distributions in excess of accumulated earnings	(141,573)	(95,046)
Deferred compensation obligation	8,379	7,063
Accumulated other comprehensive loss	(9,265)	(8,507)
Less, treasury stock at cost, 561,418 and 0 shares, respectively	(25,000)	—
Total W. P. Carey stockholders’ equity	1,961,826	682,581
Noncontrolling interests	271,855	33,821
Total equity	2,233,681	716,402
Total liabilities and equity	$4,782,495	$1,462,623

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 3

W. P. CAREY INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues
Asset management revenue	$15,850	$14,840	$47,088	$51,279
Structuring revenue	8,316	21,221	19,576	42,901
Incentive, termination and subordinated disposition revenue	—	—	—	52,515
Wholesaling revenue	4,012	2,586	11,878	8,788
Reimbursed costs from affiliates	19,879	14,707	59,100	49,485
Lease revenues	16,714	17,001	51,265	46,682
Other real estate income	6,265	6,303	19,089	17,212
	71,036	76,658	207,996	268,862
Operating Expenses
General and administrative	(54,826)	(25,187)	(108,317)	(71,095)
Reimbursable costs	(19,879)	(14,707)	(59,100)	(49,485)
Depreciation and amortization	(6,571)	(6,323)	(19,928)	(16,552)
Property expenses	(2,426)	(3,231)	(7,863)	(8,547)
Other real estate expenses	(2,600)	(2,725)	(7,530)	(8,224)
Impairment charges	(5,535)	—	(5,535)	—
	(91,837)	(52,173)	(208,273)	(153,903)
Other Income and Expenses
Other interest income	252	323	910	1,558
Income from equity investments in real estate and the Managed REITs	10,477	16,068	52,808	37,356
Gain on change in control of interests	20,794	—	20,794	27,859
Other income and (expenses)	502	(294)	2,026	4,945
Interest expense	(7,868)	(5,989)	(22,459)	(15,660)
	24,157	10,108	54,079	56,058
Income from continuing operations before income taxes	3,356	34,593	53,802	171,017
Provision for income taxes	(379)	(5,929)	(192)	(38,526)
Income from continuing operations	2,977	28,664	53,610	132,491
Discontinued Operations
(Loss) income from operations of discontinued properties	(342)	916	(870)	1,146
(Loss) gain on sale of real estate	(409)	612	(888)	1,272
Impairment charges	—	(4,934)	(6,727)	(4,975)
Loss from discontinued operations, net of tax	(751)	(3,406)	(8,485)	(2,557)
Net Income	2,226	25,258	45,125	129,934
Add: Net loss attributable to noncontrolling interests	325	581	1,383	1,295
Less: Net loss (income) attributable to redeemable noncontrolling interest	37	(637)	146	(1,241)
Net Income Attributable to W. P. Carey Common Stockholders	$2,588	$25,202	$46,654	$129,988

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey common stockholders	$0.08	$0.70	$1.35	$3.28
Loss from discontinued operations attributable to W. P. Carey common stockholders	(0.02)	(0.08)	(0.21)	(0.06)
Net income attributable to W. P. Carey common stockholders	$0.06	$0.62	$1.14	$3.22

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey common stockholders	$0.08	$0.70	$1.33	$3.25
Loss from discontinued operations attributable to W. P. Carey common stockholders	(0.02)	(0.08)	(0.21)	(0.06)
Net income attributable to W. P. Carey common stockholders	$0.06	$0.62	$1.12	$3.19

Weighted Average Shares Outstanding
Basic	40,366,298	39,861,064	40,398,433	39,794,506
Diluted	41,127,404	40,404,520	41,029,578	40,424,316

Amounts Attributable to W. P. Carey Common Stockholders
Income from continuing operations, net of tax	$3,339	$28,608	$55,139	$132,545
Loss from discontinued operations, net of tax	(751)	(3,406)	(8,485)	(2,557)
Net income	$2,588	$25,202	$46,654	$129,988

Distributions Declared Per Common Share	$0.650	$0.560	$1.782	$1.622

(a)

Income from equity investments in real estate and the Managed REITs includes income from our equity investments in real estate of $24.7 million, income from our ownership in the CPA®: REITs of $5.7 million and income from our GP interest in the CPA® REITs of $22.4 million.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 4

W. P. CAREY INC.

COMBINED INCOME STATEMENT (HISTORICAL BASIS) (UNAUDITED) (a)

(in thousands, except share and per share amounts)

The following financial information is for illustrative purposes only. The combined company financial information has not been prepared in accordance with GAAP as management has determined the adjustments. Each company’s individual historical financial information has been prepared in accordance with GAAP. We believe it is useful to investors to show combined company financial information, particularly since CPA®:15 will not be filing a Form 10-Q for the quarter ended September 30, 2012 because the Merger occurred before the end of that quarter.

	Nine Months Ended September 30, 2012
					Combined
	Historical	Historical			Company on
	WPC (b)	CPA® 15 (c)	Adjustments	Notes	Historical Basis
Revenues
Asset management revenue	$47,088	$—	$(18,545)	(d)	$28,543
Structuring revenue	19,576	—	—		19,576
Wholesaling revenue	11,878	—	—		11,878
Reimbursed costs from affiliates	59,100	—	(3,018)	(d)	56,082
Lease revenues	51,265	147,469	17,127	(e)	215,861
Interest income from direct financing leases	—	21,564	—		21,564
Other real estate income	19,089	—	—		19,089
Other operating income	—	10,083	—		10,083
Total revenues	207,996	179,116	(4,436)		382,676
Operating Expenses
General and administrative	(108,317)	(11,199)	37,604	(d) (f)	(81,912)
Reimbursable costs	(59,100)	—	—		(59,100)
Depreciation and amortization	(19,928)	(36,849)	(2,479)	(e)	(59,256)
Property expenses	(7,863)	(27,258)	18,505	(d) (f)	(16,616)
Other real estate expenses	(7,530)	—	—		(7,530)
Impairment charges	(5,535)	—	—		(5,535)
Total operating expenses	(208,273)	(75,306)	53,630		(229,949)
Other Income and Expenses
Other interest income	910	1,907	29		2,846
Income from equity investments in real estate and the REITs (i)	52,808	13,918	(29,734)	(e) (g)	36,992
Gain on change in control of interest	20,794	—	—		20,794
Other income and (expenses)	2,026	3,016	—		5,042
Interest expense	(22,459)	(54,000)	(4,196)		(80,655)
Total other income and expenses	54,079	(35,159)	(33,901)		(14,981)
Income from continuing operations before income taxes	53,802	68,651	15,293		137,746
Benefit from (provision for) income taxes	(192)	(2,234)	7,666		5,240
Income from continuing operations	53,610	66,417	22,959		142,986
(Loss) income from discontinued properties	(8,485)	33,512	—		25,027
Net Income	45,125	99,929	22,959		168,013
Add: Net loss (income) attributable to noncontrolling interests	1,383	(32,943)	17,075	(h)	(14,485)
Less: Net loss attributable to redeemable noncontrolling interest	146	—	—		146
Net Income Attributable to W. P. Carey Common Stockholders	$46,654	$66,986	$40,034		$153,674

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey common stockholders	$1.35				$1.86

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey common stockholders	$1.33				$1.85

(a)         The unaudited combined income statement for the nine months ended September 30, 2012 reflects WPC’s results as if the Merger had occurred on January 1, 2011.

(b)         Represents WPC’s income statement for the nine months ended September 30, 2012 on a historical basis.

(c)          Represents CPA®:15’s income statement for the nine months ended September 30, 2012 on a historical basis.

(d)         To eliminate inter-company activity between WPC and CPA®:15, specifically asset management revenues and the offsetting property expenses, as well as reimbursed costs.

(e)          To record Hologic, formerly recorded as an equity investment by each Merger party, as a consolidated entity.

(f)           To reverse $33.7 million of merger costs.

(g)          To eliminate WPC’s equity investments in CPA®:15 and properties previously consolidated by CPA®:15.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 5

(h)         To reverse the income recorded in noncontrolling interest on CPA®:15’s books related to the four joint ventures that are now consolidated.

(i)             Income from equity investments in real estate and the Managed REITs for WPC includes income from equity investments in real estate of $24.7 million, income from ownership in the Managed REITs of $5.7 million, and income from the GP interest in the CPA® REITs of $22.4 million.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 6

W. P. CAREY INC.

Reconciliation of Net Income to Funds from Operations — as Adjusted (AFFO) (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended					Nine Months Ended September 30,
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	2012	2011
Investment Management
Net Income from investment management attributable to W. P. Carey common stockholders (a)	$661	$3,410	$3,197	$3,705	$9,112	$7,266	$49,075
FFO - as defined by NAREIT (b)	661	3,410	3,197	3,705	9,112	7,266	49,075
Adjustments:
Amortization and other non-cash charges	247	230	258	(1,256)	(1,263)	735	3,021
Stock based compensation	9,461	4,286	5,067	4,633	4,340	18,813	12,869
Deferred tax expense	(15,207)	(8,459)	2,236	(80)	1,876	(21,430)	14,119
Realized losses (gains) on foreign currency, derivatives and other	17	(23)	—	—	—	(6)	—
Amortization of deferred financing costs	308	286	283	—	—	879	—
Total adjustments	(5,174)	(3,680)	7,844	3,297	4,953	(1,009)	30,009
AFFO - Investment Management	$(4,513)	$(270)	$11,041	$7,002	$14,065	$6,257	$79,084

Real Estate Ownership
Net Income from real estate ownership attributable to W. P. Carey common stockholders (a)	$1,927	$28,367	$9,093	$5,386	$16,090	$39,388	$80,913
Adjustments:
Depreciation and amortization of real property	5,510	5,673	6,147	8,415	6,194	17,330	16,909
Impairment charges	5,534	1,003	5,724	5,498	4,934	12,262	4,975
(Gain) loss on sale of real estate, net	(59)	(1,686)	181	3,655	396	(1,564)	(264)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	707	730	898	1,208	1,173	2,335	4,049
Impairment charges	—	—	—	—	—	—	1,090
Loss (gain) on sale of real estate, net	181	(15,557)	142	—	—	(15,234)	34
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(400)	(434)	(434)	(508)	(1,157)	(1,268)	(1,477)
Total adjustments	11,473	(10,271)	12,658	18,268	11,540	13,861	25,316
FFO - as defined by NAREIT	13,400	18,096	21,751	23,654	27,630	53,249	106,229
Adjustments:
Gain on change in control of interests (b) (c)	(20,794)	—	—	—	—	(20,794)	(27,859)
Gain on deconsolidation of a subsidiary	—	—	—	—	(1,008)	—	(1,008)
Other (gains) losses, net	—	—	—	(1,118)	135	—	—
Other depreciation, amortization and non-cash charges	(130)	235	(212)	3,398	2,717	(106)	(53)
Stock based ccompensation	344	209	194	57	53	747	157
Deferred taxes	(917)	(532)	(651)	(2,602)	(2,602)	(2,101)	(2,602)
Realized losses on foreign currency, derivatives and other	115	542	—	—	—	657	—
Amortization of deferred financing costs	509	402	464	—	—	1,375	—
Straight-line and other rent adjustments	(200)	(883)	(1,115)	(1,804)	(1,014)	(2,198)	(2,451)
Above-market rent intangible lease amortization, net	51	111	—	—	—	162	—
Merger expenses	35,570	2,616	2,103	—	—	40,289	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
Straight-line and other rent adjustments	(25)	(363)	(413)	(414)	(463)	(801)	(1,227)
Below-market rent intangible lease amortization, net	—	(3)	—	—	—	(3)	—
AFFO adjustments to equity earnings from equity investments	10,650	7,687	6,926	6,982	1,978	25,263	3,155
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(141)	(25)	(19)	54	59	(186)	218
Total adjustments	25,032	9,996	7,277	4,553	(145)	42,304	(31,670)
AFFO - Real Estate Ownership	$38,432	$28,092	$29,028	$28,207	$27,485	$95,553	$74,559

Total Company
FFO - as defined by NAREIT	$14,061	$21,506	$24,948	$27,359	$36,742	$60,515	$155,304
FFO - as defined by NAREIT (diluted)	$0.34	$0.53	$0.62	$0.68	$0.91	$1.47	$3.84
AFFO	$33,919	$27,822	$40,069	$35,209	$41,550	$101,810	$153,643
AFFO per share (diluted)	$0.82	$0.68	$0.99	$0.88	$1.03	$2.48	$3.80
Diluted weighted average shares outstanding	41,127,404	40,757,055	40,487,652	40,152,444	40,404,520	41,029,578	40,424,316

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 7

(a)

Effective April 1, 2012, we include cash distributions and deferred revenue received and earned from the operating partnerships of CPA®:16 — Global, CPA®:17 — Global and CWI in our Real Estate Ownership segment. Results of operations for the prior year periods have been reclassified to conform to the current period presentation. Additionally, during the third quarter of 2011, CPA®:16 — Global finalized its assessment of the fair values of the assets acquired and liabilities assumed in connection with the CPA®:14/16 Merger and made certain adjustments during that quarter. Our proportionate share of the adjustments before income taxes was approximately $2.6 million. In accordance with current accounting guidance, we have retrospectively adjusted our results of operations in our Real Estate Ownership segment for the three and nine months ended September 30, 2011 to include such adjustments.

(b)

Gain on change in control of interests for the nine months ended September 30, 2011 represents gain recognized on purchase of the remaining interests in two investments from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.9 million during the nine months ended September 30, 2011 to adjust the carrying value of our existing interests in these investments to their estimated fair values.

(c)

Gain on change in control of interests for the three and nine months ended September 30, 2012 represents a gain of $14.7 million recognized on our previously held interest in shares of CPA®:15 common stock, and a gain of $6.1 million recognized on the purchase of the remaining interests in five investments from CPA®:15, which we had

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 8

previously accounted for under the equity method. We recognized a net gain of $20.8 million to adjust the carrying value of our existing interests in these investments to their estimated fair values.

Non-GAAP Financial Disclosure — AFFO

FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however, FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.

We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 9

W. P. CAREY INC.

Combined Funds from Operations — as Adjusted (AFFO) (Unaudited)

(in thousands, except share and per share amounts)

W. P. Carey Shares at September 30, 2012
WPC LLC 2012 Weighted Avg. Standalone Shares prior to Merger (a)	40,828,647
Shares Issued in the Merger	28,170,643
WPC Shares Outstanding	68,999,290

		YTD Sept. 2012	$ / Shares	Cumulative	YTD Sept. 2012	Annualized
		$ Amount	Impact	Acc / (Dil)	AFFO / Share	AFFO / Share
Combined AFFO Calculation
WPC AFFO (b)		$101,811	$2.49		$2.49	$3.32

Primary Accretion / (Dilution) Drivers
1. Dilutive Impact of New Share Issuance		—	(1.02)	(1.02)	1.48	1.97
2. CPA®:15 Contribution to WPC AFFO (c)		85,448	1.24	0.22	2.71	3.62
3. (+) Provision for income taxes (d)	Tax savings from foregone asset management revenues	10,461	0.15	0.37	2.87	3.82
4. (+) Deferred taxes (d)	Lost taxes deferred on CPA®:15 management fees paid in shares	2,200	0.03	0.40	2.90	3.86
5. (+) Distributions from equity investments in the CPA® REITs (e)	Foregone AFFO proceeds from WPC’s CPA®:15 investment	(6,765)	(0.10)	0.31	2.80	3.73
Adjustments for Primary Accretion / (Dilution) Drivers		91,344	0.31	0.31	2.80	3.73

Acquisition Debt Interest Expense Impact
6. (-) Interest expense (f)	Acquisition debt interest expense	(1,261)	(0.02)	0.29	2.78	3.71
Adjustments for Acquisition Debt Interest Expense Impact		(1,261)	(0.02)	0.29	2.78	3.71

Elimination of Asset Management Fees
7. (-) Asset management revenue (g)	WPC fee revenues no longer received from CPA®:15	(18,545)	(0.27)	0.02	2.51	3.35
8. (+) Property expenses (g)	CPA®:15 management fee expense no longer paid to WPC	18,545	0.27	0.29	2.78	3.71
Adjustments for Elimination of Management Fees		—	—	0.29	2.78	3.71
Combined AFFO		$191,894	$2.78	$0.29	$2.78	$3.71

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 10

(a)

For purposes of calculating the AFFO per share on a WPC standalone basis, the weighted average shares outstanding prior to the Merger are used, and therefore the weighted average shares outstanding do not correspond to the weighted average shares outstanding as disclosed in the W. P. Carey Inc. Form 10-Q for the period ended September 30, 2012 as that calculation reflects the impact of the additional shares issued due to the Merger.

(b)

See Page 7 for a reconciliation of W.P. Carey Inc.’s Net Income for the nine months ended September 30, 2012 to Funds from Operations — as Adjusted (AFFO), as disclosed in its Form 10-Q for the period ended September 30, 2012.

(c)

CPA®:15’s contribution to W. P. Carey Inc.’s AFFO represents MFFO of $85.8 million, reduced by $0.3 million related to acquisition expenses and accretion of discounts and amortization of premiums on debt investments.

(d)

As a result of the merger of CPA®:15 and W. P. Carey Inc., asset management and other taxable revenues have been eliminated. The adjustments of $10.5 million and $2.2 million for the nine months ended September 30, 2012 reflect tax benefits related to the elimination of these transactions.

(e)	Reflects adjustment to eliminate the impact on AFFO of distributions from W. P. Carey’s equity investment in CPA®:15 pursuant to the Merger.
(f)

Reflects an increase in interest expense of $1.3 million for the nine months ended September 30, 2012 from the new $175 million Term Loan used to pay for the cash portion of the Merger consideration. The interest rate under the Term Loan Facility is not materially different from the interest rate under the previous line of credit.

(g)

Reflects adjustments to eliminate activities between W. P. Carey Inc. and CPA®:15 in the respective historical financial statements, as all such revenues, expenses and interests would have been eliminated in consolidation had the Merger occurred on January 1, 2011.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 11

W. P. CAREY INC.

Combined Adjusted EBITDA (Unaudited)

(in thousands, except per share amounts)

			Cumulative
	YTD Sept. 2012	$ / Share	Accretion/	YTD Sept. 2012	Annualized
	$ Amount	Impact	(Dilution)	Adjusted EBITDA / Share	Adjusted EBITDA / Share
WPC Adjusted EBITDA Calculation
WPC LLC EBITDA (a)	$90,211	$2.21		$2.21	$2.95

Proportionate share of adjustments for joint ventures
1. Proportionate share of adjustments from equity method investments (b)	43,599	1.07		3.28	4.37
2. Proportionate share of adjustments for noncontrolling interests (b)	(431)	(0.01)		3.27	4.36
Adjustment for joint ventures	43,169	1.06		3.27	4.36

Management adjustments (c)
3. (+) Impairments	12,262	0.30		3.57	4.76
4. (-) Gain on sale	(1,564)	(0.04)		3.53	4.71
5. (+) Stock compensation	19,010	0.47		3.99	5.33
6. (+) Realized and unrealized loss on FX and derivatives	545	0.01		4.01	5.34
7. (+) Merger expenses	30,614	0.75		4.76	6.34
8. (-) Gain on change in control of interests	(20,794)	(0.51)		4.25	5.66
9. (-) Proportionate share of adjustments from equity method investments (d)	(8,938)	(0.22)		4.03	5.37
10. (-) Proportionate share of adjustments for noncontrolling interests (d)	(176)	(0.00)		4.03	5.37
Management adjustments	30,960	0.76		4.03	5.37

CPA®:15 contribution to EBITDA
9. (+) CPA®:15 EBITDA (e)	161,298	2.34	2.34	6.36	8.48
10. Proportionate share of adjustments from equity method investments (b)	17,182	0.25	2.59	6.61	8.82
11. Proportionate share of adjustments for noncontrolling interests (b)	(22,995)	(0.33)	2.25	6.28	8.37
12. (-) Management adjustments (c)	(20,599)	(0.30)	1.95	5.98	7.97
CPA®:15 contribution to EBITDA	134,886	1.95	1.95	5.98	7.97

Consolidation Adjustments
13. Dilutive impact of new shares issuance	—	(1.64)	0.31	4.34	5.78
14. (-) Elimination of LLC’s ownership in CPA®:15’s pro rata Adjusted EBITDA (f)	(10,656)	(0.15)	0.16	4.18	5.58
Consolidated adjustments	(10,656)	(1.80)	0.16	4.18	5.58

Combined Adjusted EBITDA	$288,569	$4.18	$0.16	$4.18	$5.58

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 12

(a)         Represents historical financial information of WPC for the nine months ended September 30, 2012.

(b)         Incorporates the prorata share of depreciation, amortization, interest and tax provision adjustments for unconsolidated subsidiaries and joint ventures.

(c)          Represents adjustments to EBITDA to add impairments, stock compensation, merger expenses, gain or losses on the sale of real estate, as well as to add back the impact of realized and unrealized gains/losses related to foreign exchange and derivatives.

(d)         Incorporates the prorata share of management adjustments as described above for unconsolidated subsidiaries and joint ventures.

(e)          Reflects adjustments to eliminate WPC’s 7.9% ownership in CPA®:15.

Non-GAAP Financial Disclosure — Adjusted EBITDA

Adjusted EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for certain non-cash charges such as impairments and stock compensation.  Additionally, we exclude merger expenses related to the Merger with CPA®:15 which are considered non-recurring and gain/losses in real estate, foreign exchange and derivatives which are not considered fundamentals attributes of our business plans and do not affect our overall long-term operating performance.  We exclude these items from Adjusted EBITDA as they are not the primary drivers in our decision making process.  Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows.    We believe that Adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, Adjusted EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use Adjusted EBITDA as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 13

W. P. CAREY INC.

Total Adjusted Revenue (Pro Rata Basis) (Unaudited)

(in thousands, except percentages)

	Three Months Ended										Nine Months Ended September 30,
	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011 (f)		September 30, 2011 (f)		2012		2011 (f)
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Asset management revenue	$15,850	20%	$15,636	22%	$15,602	20%	$15,530	20%	$14,840	16%	$47,088	20%	$51,279	21%
Structuring revenue (a)	8,316	11%	3,622	5%	7,638	10%	3,930	5%	21,221	23%	19,576	8%	42,901	18%
Investment management revenues	24,166	31%	19,258	27%	23,240	30%	19,460	25%	36,061	39%	66,664	28%	94,180	39%
Real estate revenues	54,154	69%	56,206	75%	56,443	71%	58,730	75%	54,576	60%	166,801	71%	149,734	61%
Total Adjusted Revenue	$78,320	100%	$75,464	100%	$79,683	100%	$78,190	100%	$90,637	100%	$233,465	100%	$243,914	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$71,036		$67,827		$69,134		$61,975		$76,658		$207,996		$268,862
Less: Reimbursed costs from affiliates (b)	(19,879)		(20,484)		(18,737)		(15,345)		(14,707)		(59,100)		(49,485)
Less: Wholesaling revenue (b)	(4,012)		(4,080)		(3,787)		(2,876)		(2,586)		(11,878)		(8,788)
Less: Incentive, termination and subordinated disposition revenue (c)	—		—		—		—		—		—		(52,515)
Add: Lease revenues — discontinued operations	59		190		910		1,244		579		1,159		6,025
Add: Pro rata share of revenues from equity investments	5,313		5,738		6,412		6,601		6,689		17,463		21,668
Less: Pro rata share of revenues due to noncontrolling interests	(411)		(422)		(428)		(436)		(452)		(1,261)		(2,193)
Add: Pro rata share of revenues from CPA® REITs	18,862		19,232		19,205		19,760		19,976		57,297		52,072
Add: Total distributions of available cash	7,352		7,463		6,974		7,267		4,480		21,789		8,268
Total Adjusted Revenue	$78,320		$75,464		$79,683		$78,190		$90,637		$233,465		$243,914

Reconciliation of Real Estate Revenues
Lease revenues — as reported	$16,714		$17,084		$17,467		$18,139		$17,001		$51,265		$46,682
Lease revenues — discontinued operations	59		189		911		1,244		579		1,159		6,025
Total consolidated lease revenues	16,773		17,273		18,378		19,383		17,580		52,424		52,707
Add: Pro rata share of revenues from equity investments	5,313		5,738		6,412		6,601		6,689		17,463		21,668
Less: Pro rata share of revenues due to noncontrolling interests	(411)		(422)		(428)		(436)		(452)		(1,261)		(2,193)
Total pro rata net lease revenues	21,675		22,589		24,362		25,548		23,817		68,626		72,182

Add: Pro rata share of revenues from CPA® REITs
CPA®:14	—		—		—		—		—		—		4,484
CPA®:15(d)	4,234		4,206		4,292		4,263		4,652		12,731		13,178
CPA®:16 — Global	13,817		14,326		14,265		14,971		14,936		42,407		34,022
CPA®:17 — Global	811		700		648		526		388		2,159		388
Total pro rata share of revenues from CPA® REITs	18,862		19,232		19,205		19,760		19,976		57,297		52,072
Add: Distributions of available cash — CPA® REITs
CPA®:16 — Global	3,685		3,598		4,281		3,658		2,499		11,564		2,499
CPA®:17 — Global	3,667		3,865		2,693		3,609		1,981		10,225		5,769
Total distributions of available cash — CPA® REITs	7,352		7,463		6,974		7,267		4,480		21,789		8,268
Add: Other real estate income (e)	6,265		6,922		5,902		6,155		6,303		19,089		17,212
Total Real Estate Revenues	$54,154		$56,206		$56,443		$58,730		$54,576		$166,801		$149,734

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 14

(a)    We earn structuring revenue on acquisitions structured on behalf of the Managed REITS and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the Managed REITS totaled approximately $198 million, $98 million, $172 million, $132 million, and $498 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and approximately $468 million and $1 billion for the nine months ended September 30, 2012 and September 30, 2011, respectively.

(b)   Total adjusted revenue excludes reimbursements of costs received from the affiliated Managed REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offering.

(c)    In connection with providing a liquidity event for CPA®:14 shareholders, in May 2011, we earned termination revenue of $31.2 million and subordinated disposition revenue of $21.3 million, which we received in shares of CPA®:14 and cash, respectively. These CPA®:14 shares were subsequently converted to shares of CPA®:16 — Global in connection with the CPA®:14/16 Merger.

(d)   For the three and nine month periods ended September 30, 2012, represents pro rata lease revenue from CPA®:15 through September 28, 2012, the date of the Merger.

(e)    Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rents related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period to period.

(f)    Amounts presented for prior year periods do not reflect adjustments for assets reclassified as held for sale or sold in the current period and reflected as discontinued operations.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 15

W. P. CAREY INC.

Total Adjusted Revenue — W. P. Carey Group (Unaudited)

(in thousands, except percentages)

	Three Months Ended										Nine Months Ended September 30,
	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011 (c)		September 30, 2011 (c)		2012		2011 (c)
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
W. P. Carey Inc. Pro Rata Revenues
Pro rata lease revenue	$21,675	9%	$22,589	9%	$24,362	9%	$25,548	10%	$23,817	10%	$68,626	9%	$72,182	10%
Wholesaling revenue (a)	4,012	2%	4,080	2%	3,787	1%	2,876	1%	2,586	1%	11,878	2%	8,788	1%
Other real estate income	6,265	2%	6,922	3%	5,902	2%	6,155	2%	6,303	3%	19,089	3%	17,212	2%

CPA®:14 and the Managed REITs Pro Rata Revenues
CPA®:14 pro rata lease revenue	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	47,880	7%
CPA®:14 other income	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	1,228	0%
CPA®:15 pro rata lease revenue (b)	53,592	20%	53,238	21%	54,324	21%	55,046	22%	61,292	25%	161,153	20%	176,882	24%
CPA®:15 other income (b)	2,120	1%	1,361	1%	6,771	3%	2,385	1%	1,819	1%	10,252	1%	5,387	1%
CPA®:16 — Global pro rata lease revenue	75,707	30%	78,799	31%	79,116	31%	83,602	33%	84,583	33%	233,622	31%	220,469	30%
CPA®:16 — Global other income	10,055	4%	9,916	4%	11,017	4%	12,093	5%	9,705	4%	30,988	4%	27,328	4%
CPA®:17 — Global pro rata lease revenue	62,406	25%	61,178	24%	58,844	24%	56,741	23%	47,941	20%	182,428	24%	136,171	19%
CPA®:17 — Global other income	11,870	5%	12,651	5%	12,063	5%	8,779	3%	6,942	3%	36,584	5%	14,373	2%
CWI hotel revenue	5,868	2%	846	0%	—	0%	—	0%	—	0%	6,714	1%	—	0%
CWI other income	928	0%	(398)	0%	417	0%	546	0%	535	0%	947	0%	535	0%
Total combined revenues	254,498		251,182		256,603		253,771		245,523		762,281		728,435
Less: Carey Financial revenues	4,012		4,080		3,787		2,876		2,586		11,878		8,788
Net real estate related revenues	$250,486		$247,102		$252,816		$250,895		$242,937		$750,403		$719,647

(a)    Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offering.

(b)   For the three and nine month periods ended September 30, 2012, represents pro rata lease revenue and other income from CPA®:15 through September 28, 2012, the date of the Merger.

(c)   Amounts presented for prior year periods do not reflect adjustments for assets reclassified as held for sale or sold in the current period and reflected as discontinued operations.

Non-GAAP Financial Disclosure — Total Adjusted Revenue

Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 16

W. P. CAREY INC.

Combined Company Lease Revenues and Property Expenses (Pro rata Basis) (Unaudited)

(in thousands)

	Nine Months Ended September 30, 2012
	WPC LLC	CPA®:15	Consolidation Adjustments (b)	Combined Company
Reconciliation of Total Pro Rata Lease Revenues
Lease revenues — as reported	$51,265	$169,033	$—	$220,298
Lease revenues — discontinued operations	1,159	1,779	—	2,938
Total consolidated lease revenues	52,424	170,812	—	223,236
Add: Pro rata share of revenues from equity investments	17,463	29,175	—	46,638
Less: Pro rata share of revenues due to noncontrolling interests	(1,261)	(38,833)	—	(40,094)
Total pro rata net lease revenues	$68,626	$161,154	$—	$229,780

Reconciliation of Pro Rata Property Expenses
Property expenses — as reported	$8,747	$27,172	$(18,545)	$17,374
Property expenses — discontinued operations	426	910	—	1,336
Total consolidated property expenses	9,173	28,082	(18,545)	18,710
Less: Reimbursable property expenses (a)	(5,479)	(5,926)	—	(11,405)
Total non-reimbursable property expenses	3,694	22,156	(18,545)	7,305
Add: Pro rata share of expenses from equity investments	470	399	—	869
Less: Pro rata share of expenses due to noncontrolling interests	(93)	(1,034)	—	(1,127)
Total Pro Rata Non-Pass Through Property Expenses	$4,071	$21,521	$(18,545)	$7,047

a)             Reimbursable property expenses are offset by revenues booked in other real estate income and these reimbursements are therefore not included in lease revenue.

b)             Represents the elimination of asset management fees paid by CPA®:15 to WPC, which are included in CPA®:15’s property expenses.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 17

W. P. CAREY INC.

Net Asset Value Information (Pro Rata Basis) (Unaudited)

(in thousands, except percentages, per share information and share information)

Real Estate Ownership

	Nine Months Ended September 30, 2012
Pro Rata Combined Company NOI (Includes JVs)	WPC	CPA®:15	Merger Adjustments	Combined Company	Annualized
Revenues	$68,626	$161,154	$—	$229,780	$306,373
Non-reimbursable expenses	(4,071)	(21,521)	18,545	(7,047)	(9,396)
Net operating income	$64,555	$139,633	$18,545	$222,733	$296,977

Special GP Interest in Cash Flow (Managed REITs)	Nine Months Ended September 30, 2012	Annualized
CPA®:16 — Global OP	$11,564	$15,419
CPA®:17 — Global OP	10,225	13,633
Total	$21,789	$29,052

Other Real Estate Income	Revenues	Expenses	Nine Months Ended September 30, 2012	Annualized
Storage and hotel income	$6,630	$4,780	$1,850	$2,467

Managed REITs - Shares Owned	Current Annualized Distribution	Distributions Received by WPC	Most Recent NAV/ Offering Price per Share	Shares Owned	Total Value
CPA®:16 — Global OP (18.3% Ownership)	6.69%	$18,183	$9.10	36,880,177	$335,610
CPA®:17 — Global OP (1.3% Ownership)	6.50%	1,034	10.00	3,446,307	34,463
CWI (0.5% Ownership)	6.00%	9	10.00	52,942	529
Total				40,379,426	$370,602

Investment Management

	Nine Months Ended September 30, 2012
	Revenues	Merger Adjustments	Adjusted Revenues	Annualized Adjusted Revenues
Asset Management Revenue	$47,008	$(18,545)	$28,463	$37,951
Structuring Revenue	19,576	—	19,576	26,101
Wholesaling Revenue	11,878	—	11,878	15,837
Total	$78,462	$(18,545)	$59,917	$79,889

Consolidated Balance Sheet Information
Assets
Cash				$236,744
Due from Affiliates				29,557
Other Assets, Net				130,506

Liabilities
Pro Rata Debt (Including JVs)				$1,664,877
Line of Credit				418,160
Accounts Payable				275,714
Income Taxes, net				26,296
Distributions Payable				44,301

Pro forma Shares Outstanding				68,566,888

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 18

W. P. CAREY INC.

Portfolio Debt Overview (Pro Rata Basis) (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

Portfolio Debt Maturity

Year of Maturity	Balloon Payments		Other Principal Payments		Debt Maturity
2012	$29,876		$222		$30,098
2013	96,407		1,717		98,124
2014	672,499	(a)	26,228	(a)	698,727	(a)
2015	160,830		7,729		168,559
2016	56,098		16,069		72,167
2017	226,943		8,733		235,676
2018	155,356		28,143		183,499
2019	17,261		19,045		36,306
2020	108,638		31,200		139,838
2021	28,132		11,365		39,497
2022	89,466		107,031		196,497
Thereafter	38,636		145,413		184,049
Total	$1,680,142		$402,895		$2,083,037

Debt Maturity Analysis

(a)         Amount includes outstanding recourse debt under the Senior Credit Facility.

Fixed and Variable Rate Debt Analysis

	Total Outstanding Balance	Percent of Total
Non-Recourse Debt
Fixed	$1,294,437	62%
Variable - Swapped	200,973	9%
Variable - Future Rate Reset (Variable)	114,579	6%
Variable - Capped	35,054	2%
Variable - Floating	19,834	1%
	1,664,877	80%
Recourse Debt
Variable - Senior Credit Facility	418,160	20%
Total Debt Outstanding	$2,083,037	100%

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 19

W. P. CAREY INC.

Detailed Debt Summary (Pro Rata Basis) (Unaudited)

As of September 30, 2012

(in thousands)

Tenant/Lease Guarantor	Maturity Date	Interest Rate	Rate Type	Percent Ownership	Pro Rata USD Equivalent (a)
Anthony’s Manufacturing Company	Nov-2012	5.11%	Fixed	100%	$7,836
BE Aerospace, Inc.	Nov-2012	6.11%	Fixed	100%	7,858
Faurecia Exhaust Systems	Nov-2012	5.16%	Fixed	100%	2,260
The United States Playing Card Company & Alstom Power	Dec-2012	5.18%	Fixed	100%	2,369
The United States Playing Card Company & Alstom Power	Dec-2012	5.18%	Fixed	100%	6,743
Barnes & Noble, Inc.	Dec-2012	4.24%	Variable – Floating	100%	3,032
Meadow Brook Meat	Jan-2013	6.08%	Fixed	100%	14,731
TruServ Corporation	Jan-2013	5.83%	Fixed	50%	9,244
TruServ Corporation	Jan-2013	5.83%	Fixed	50%	11,632
TruServ Corporation	Feb-2013	5.83%	Fixed	50%	11,736
C1000 Logistiek Vastgoed B.V.	Mar-2013	2.22%	Variable – Floating	15%	13,599
Thales SA	Jul-2013	3.40%	Variable – Swapped	65%	12,689
AutoZone, Inc.	Aug-2013	6.85%	Fixed	100%	418
AutoZone, Inc.	Aug-2013	6.85%	Fixed	100%	44
American Pad & Paper, LLC	Oct-2013	6.53%	Fixed	100%	5,317
Danka Office Imaging Company	Oct-2013	6.71%	Fixed	100%	18,714
LifeTime Fitness	Jan-2014	6.43%	Fixed	100%	22,375
US Airways Group, Inc.	Apr-2014	4.23%	Variable – Capped	79%	13,741
U-Haul Moving Partners Inc. & Mercury Partners, LP	May-2014	6.45%	Fixed	58%	90,575
Actuant	May-2014	6.82%	Fixed	50%	5,212
TietoEnator Plc	Jul-2014	5.16%	Fixed	60%	34,482
Northrop Grumman Systems Corporation & Overland Storage Inc.	Aug-2014	6.18%	Fixed	100%	17,641
Plexus Corporation	Aug-2014	7.25%	Fixed	100%	4,945
Carrefour France SAS	Dec-2014	5.55%	Variable – Future Rate Reset (Variable)	100%	91,596
Pohjola Non-Life Insurance Company LTD	Jan-2015	4.57%	Fixed	60%	33,457
Sports Wholesale, Inc.	May-2015	6.45%	Variable – Swapped	100%	4,459
Hellweg Die Profi-Baumarkte GmbH Und Co.	May-2015	4.50%	Fixed	75%	65,699
Garden Ridge, L.P.	Jun-2015	6.75%	Fixed	100%	5,794
Custom Food Products, LLC	Aug-2015	10.00%	Fixed	100%	113
Wagon Automotive Nagold GmbH & Waldaschaff Automotive	Aug-2015	6.64%	Fixed	33%	6,368
Lowes Home Improvement Warehouse	Sep-2015	4.87%	Fixed	100%	8,336
Bouygues Telecom	Oct-2015	3.07%	Fixed	95%	4,774
The American Bottling Company	Nov-2015	5.13%	Fixed	100%	28,664
Tata Steel UK Limited	Nov-2015	6.17%	Fixed	100%	10,895
Humco Holding Group, Inc.	Feb-2016	4.75%	Fixed	100%	2,744
World Color Printing (USA) Corp.	May-2016	5.30%	Fixed	100%	4,875
CheckFree Corporation	Jun-2016	6.18%	Fixed	100%	28,453
Various self-storage facilities	Jul-2016	6.27%	Variable – Future Rate Reset (Variable)	40%	5,912
Sprint Spectrum Realty Company, L. P.	Aug-2016	4.85%	Fixed	100%	8,228
Del Monte Corporation	Aug-2016	4.80%	Fixed	50%	5,492
Multi-Tenant	Oct-2016	5.01%	Fixed	75%	9,833
Consolidated Systems, Inc.	Nov-2016	5.87%	Fixed	60%	6,630
Hellweg Die Profi-Baumärkte GmbH & Co KG	Jan-2017	5.49%	Fixed	43%	7,931

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 20

W. P. CAREY INC.

Detailed Debt Summary (Pro Rata Basis - Continued) (Unaudited)

As of September 30, 2012

(in thousands)

Tenant/Lease Guarantor	Maturity Date	Interest Rate	Rate Type	Percent Ownership	Pro Rata USD Equivalent (a)
Hellweg Die Profi-Baumärkte GmbH & Co KG	Jan-2017	5.49%	Fixed	40%	132,871
Hellweg Die Profi-Baumarkte GmbH Und Co.	Jan-2017	6.74%	Fixed	40%	(11,814)
SaarOTEC	Jan-2017	5.32%	Fixed	50%	4,391
Rave Motion Pictures Baton Rouge LLC	Feb-2017	5.60%	Fixed	100%	10,063
Qwest Communications, Inc.	Feb-2017	4.50%	Fixed	100%	1,239
TSI Newton, LLC	May-2017	5.59%	Fixed	44%	3,395
24 Hour Fitness USA, Inc.	Jun-2017	5.50%	Variable – Floating	100%	3,203
Amylin Pharmaceuticals, Inc.	Jul-2017	6.20%	Fixed	100%	15,155
Amylin Pharmaceuticals, Inc.	Jul-2017	6.20%	Fixed	100%	18,434
Walgreens Co.	Jul-2017	5.67%	Fixed	100%	22,000
Advanced Micro Devices	Sep-2017	5.80%	Fixed	33%	18,453
Arch Chemicals, Inc.	Oct-2017	4.83%	Fixed	100%	7,725
PETsMART, Inc.	Nov-2017	5.75%	Fixed	100%	2,630
OBI Group	Mar-2018	5.10%	Variable – Swapped	75%	109,056
The New York Times Company	Apr-2018	2.96%	Variable – Capped	18%	21,313
MediMedia USA, Inc.	Apr-2018	5.90%	Fixed	100%	10,974
OBI Group	Mar-2018	5.48%	Variable – Swapped	100%	8,110
Kerr Corporation	Oct-2018	7.23%	Fixed	100%	7,516
Omnicom Group, Inc.	Oct-2018	6.77%	Fixed	100%	26,530
Various self-storage facilities	Feb-2019	7.03%	Variable – Future Rate Reset (Variable)	40%	12,530
Orbital Sciences Corporation	Jul-2019	7.75%	Fixed	100%	12,225
Universal Technical Inst. of CA, Inc.	Nov-2019	6.27%	Fixed	100%	11,551
24 Hour Fitness USA, Inc.	Jan-2020	6.10%	Fixed	100%	3,145
Merit Medical Systems, Inc.	Apr-2020	6.50%	Fixed	100%	13,138
JPMORGAN CHASE BANK, NATIONAL ASSOC.	Jul-2020	5.47%	Variable – Swapped	100%	33,778
Prefecture de Police (Paris, France)	Aug-2020	4.36%	Fixed	50%	35,739
Self-Storage Facility in Pensacola, FL	Nov-2020	6.25%	Variable – Future Rate Reset (Variable)	100%	1,810
Federal Express Corporation	Dec-2020	5.48%	Fixed	100%	52,228
Universal Technical Inst. of Penn., Inc.	Jan-2021	6.15%	Fixed	100%	13,254
SymphonyIRI Group, Inc.	Feb-2021	5.96%	Fixed	100%	15,600
Datalogic Scanning, Inc.	Feb-2021	5.80%	Fixed	100%	4,744
PETsMART, Inc.	Sep-2021	6.50%	Fixed	30%	5,899
Integracolor, Ltd.	Mar-2022	4.37%	Variable – Swapped	100%	6,953
24 Hour Fitness USA, Inc.	Apr-2022	6.29%	Fixed	100%	4,213
Belgium Government	May-2022	6.23%	Fixed	100%	10,913
EADS North America Defense Test & Services	Jun-2022	4.70%	Fixed	100%	8,490
Foster Wheeler Realty Services	Aug-2022	3.89%	Variable – Swapped	100%	25,928
Marriott Courtyard	Oct-2022	5.04%	Fixed	100%	140,000
Pactiv Corporation	Mar-2023	6.32%	Fixed	100%	6,621
Benchmark Electronics Manufacturing, Inc.	Apr-2023	6.36%	Fixed	100%	5,297
Hologic, Inc.	May-2023	6.40%	Fixed	100%	13,184
Galyan’s Trading Company	Sep-2023	7.32%	Fixed	100%	11,375
Grande Communications Networks, Inc.	Sep-2023	6.72%	Fixed	100%	5,393
Rexam Consumer Plastics, Inc.	Oct-2023	6.30%	Fixed	100%	13,127

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 21

W. P. CAREY INC.

Detailed Debt Summary (Pro Rata Basis - Continued) (Unaudited)

As of September 30, 2012

(in thousands)

Tenant/Lease Guarantor	Maturity Date	Interest Rate	Rate Type	Percent Ownership	Pro Rata USD Equivalent (a)
EDS Customer Relationship Mgmt. Inc.	Dec-2023	6.20%	Fixed	100%	10,585
World Airways, Inc.	Jun-2024	6.76%	Fixed	100%	4,013
Dick’s Sporting Goods	Oct-2024	7.46%	Fixed	100%	4,253
Shaklee Corporation	Oct-2024	5.54%	Fixed	100%	13,041
Berry Plastics Corporation	Nov-2024	5.54%	Fixed	100%	15,379
Plumbmaster, Inc.	Nov-2024	5.54%	Fixed	100%	4,570
Universal Technical Institute of Arizona	Dec-2024	5.82%	Fixed	100%	13,508
24 Hour Fitness USA, Inc.	Jan-2025	7.63%	Variable – Future Rate Reset (Variable)	100%	2,731
The Talaria Company, LLC	Jun-2025	6.26%	Fixed	30%	8,163
Google, Inc.	Nov-2025	5.15%	Fixed	100%	24,000
Gestamp Alabama, LLC	May-2026	6.25%	Fixed	100%	6,380
Oriental Trading Company, inc.	Sep-2026	6.56%	Fixed	100%	22,429
Total Non-Recourse Debt					1,664,877

Weighted-Average Cost of Non-Recourse Debt		5.50%

Unsecured - Senior Credit Facility	Dec-2014	2.84%	Variable – Floating	100%	418,160

Total Debt					$2,083,037

(a)         Based upon exchange rates at September 30, 2012.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 22

W. P. CAREY INC.

Selected Data for the Managed REITs (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

			Most	Current		Asset
		Shares	Recent NAV/	Annualized	Distributions	Management	Structuring	GP
	Ownership	Outstanding	Offering Price (d)	Distribution (a)	Received	Revenue (b)	Revenue (b)	Distributions (c)
CPA®:16 – Global	18.3%	202,053,693	$9.10	6.69%	$18,183	0.5%	4.5%	10.0%
CPA®:17 – Global	1.3%	266,099,988	10.00	6.50%	1,034	0.5%	4.5%	10.0%
CWI	0.5%	11,155,202	10.00	6.00%	9	0.5%	2.5%	10.0%

			Total	Total
			Domestic	International
	Square Feet	Inception Date	AUM	AUM	Total AUM	Total Debt
CPA®:16 – Global	47,630	2003	$2,621,982	$1,083,625	$3,705,607	$1,800,375
CPA®:17 – Global	32,962	2007	1,977,528	1,466,602	3,444,130	1,357,730
CWI	N/A	2010	135,206	—	135,206	36,683
Total	80,592		$4,734,716	$2,550,227	$7,284,943	$3,194,788

(a)

The current annualized distribution rate is based on quarterly distribution rate for the second quarter of 2012. For CWI, approximately 83% of its second quarter distribution was paid in cash, with the remaining 17% paid in shares of its common stock.

(b)

We generally earn base asset management revenue of 0.5% of average invested assets. For CPA®:17 — Global, we earn asset management revenue ranging from 0.5% of average market value for long-term net leases and certain other types of real estate investments up to 1.75% of the average equity value for certain types of securities. In 2012, we elected to receive all base asset management revenue from CPA®:15 in cash, while for CPA®:16 — Global, we elected to receive 50% of base asset management revenue in shares of CPA®:16 — Global with the remaining 50% payable in cash. For CPA®:17 — Global and CWI, we elected to receive base asset management revenue in shares of their common stock.

(c)

We generally receive structuring revenue of up to an average of 4.5% of the total cost of all investments made by each CPA® REIT. For certain types of non-long term net lease investments acquired on behalf of CPA®:17 — Global, structuring revenue may range from 0% to 1.75% of the equity invested plus the related structuring revenue. For CWI, we earn structuring revenue of 2.5% of the total investment cost of the properties acquired.

(d)

WPC generally calculates the estimated net asset value per share (“NAV”) for each Managed REIT by relying in part on an estimate of the fair market value of each Managed REIT’s real estate portfolio provided by a third party, adjusted to give effect to the estimated fair value of mortgages encumbering the Managed REITs’ assets as well as other adjustments. The NAVs are based on a number of variables, including individual tenant credits, lease terms, lending credit spreads, foreign currency exchange rates and tenant defaults, among others. The NAV of CPA®:16 — Global is as at December 31, 2011. NAVs have not been determined for CPA®:17 — Global and CWI as they are still in their offering periods.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 23

W. P. CAREY INC.

Joint Venture Information (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

	WPC					WPC
Joint Venture or JV	% Interest	Remaining		Total JV		Pro Rata Share of Total JV
(Principal Tenant)	in JV	Interest in JV	Assets	Liabilities	Equity	Assets	Liabilities	Equity
Actuant Corporation	50.05%	CPA®:16 - 49.95%	$15,239	$11,125	$4,114	$7,627	$45	$7,583
Advanced Micro Devices, Inc.	66.66%	CPA®:16 - 33.34%	85,477	67,085	13,392	56,979	44,719	8,927
Builders Firstsource, Inc.	40.00%	CPA®:16 - 60%	13,318	941	12,377	5,327	376	4,951
C1000 Logistiek Vastgoed B.V.	15.00%	CPA®:17 - 85%	188,600	95,422	93,178	28,290	14,313	13,977
Consolidated Systems, Inc.	60.00%	CPA®:16 - 40%	16,418	11,284	5,184	9,951	6,770	3,110
Del Monte Corporation	50.00%	CPA®:16 - 50%	13,019	11,383	1,636	6,510	5,692	(5,685)
Eroski Sociedad Cooperativa	70.00%	CPA®:17 - 30%	29,716	106	29,494	21	74	(53)
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 1)	75.00%	CPA®:16 - 25%	173,037	95,042	77,994	129,777	71,282	58,496
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 2)	45.00%	CPA®:16 - 27%; CPA®:17 -33%	418,083	371,026	47,057	188,137	166,962	21,176
PETsMART, Inc.	30.00%	CPA®:16 - 70%	26,410	19,874	6,536	7,923	5,962	1,961
Barth Europa Transporte e.K/MSR Technologies GmbH	66.67%	CPA®:16 - 33.33%	11,638	858	10,780	7,759	572	7,187
Multi-tenant property in in Conflan St Honorine, France	65.00%	CPA®:16 - 35%	25,733	23,590	2,143	16,726	15,333	1,393
Multi-tenant property in Illkirch-Graffens, France	75.00%	Third party - 25%	21,859	15,042	6,817	16,394	11,281	5,113
Multi-tenant property in Tours, France	95.00%	Third party - 5%	11,744	8,391	3,353	11,156	7,971	3,185
The New York Times Company	17.75%	CPA®:16 - 27.25%; CPA®:17 -55%	247,951	63,281	184,670	44,011	11,232	32,779
OBI A.G.	75.00%	CPA®:16 - 25%	156,216	150,413	5,803	117,162	112,810	4,352
Pohjola Non-Life Insurance Company	60.00%	CPA®:16 - 40%	85,035	74,989	10,045	51,021	44,994	6,027
Police Prefecture, French Government	50.00%	CPA®:16 - 50%	89,249	80,172	9,077	44,624	40,086	4,538
SaarOTEC	50.00%	CPA®:16 - 50%	5,800	9,304	(3,504)	2,900	4,652	(1,752)
Schuler A.G.	66.67%	CPA®:16 - 33%	65,364	1,852	63,512	43,577	1,235	42,342
TietoEnator Plc	60.00%	CPA®:16 - 40%	79,369	59,925	19,444	47,621	35,955	11,666
Talaria Holdings, LLC	30.00%	CPA®:16 - 70%	50,182	27,839	22,344	15,055	8,352	6,703
Town Sports International Holdings, Inc.	44.00%	CPA®:16 - 56%	7,280	7,550	(271)	3,203	3,322	(119)
True Value Company	50.00%	CPA®:16 - 50%	123,919	67,143	56,776	61,960	33,572	28,388
U-Haul Moving Partners, Inc. and Mercury Partners, L.P.	57.69%	CPA®:16 - 30.77%; CPA®:11.54%	281,392	180,461	100,931	162,335	104,108	58,227
US Airways	74.58%	Third party - 25.42%	28,649	19,027	9,622	21,366	14,190	7,176
Vacant - Carlsbad, CA	50.00%	CPA®:16 - 50%	21,686	667	21,019	10,843	333	10,510
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH	33.33%	CPA®:17 - 67%	41,718	20,453	21,265	13,905	6,817	7,088
			$2,334,101	$1,494,245	$834,788	$1,132,160	$773,010	$349,246

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 24

W. P. CAREY INC.

Owned Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro Rata Basis) (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

Top Ten Tenants by Annualized Contractual Minimum Base Rent

	Annualized Contractual
Tenant/Lease Guarantor	Minimum Base Rent	Percent
Hellweg Die Profi-Baumärkte GmbH & Co KG (a)	$25,369	8%
U-Haul Moving Partners, Inc. and Mercury Partners, L.P.	18,741	6%
Marriott International, Inc.	17,752	6%
Carrefour France, SAS (a)	16,451	5%
OBI A.G. (a)	13,028	4%
Universal Technical Institute	10,065	3%
Federal Express Corporation	7,513	2%
True Value Company	7,101	2%
Foster Wheeler AG	6,510	2%
Fiserv, Inc.	5,342	2%
Total	$127,872	40%

Weighted-Average Lease Term for Portfolio	9.1 years

W. P. Carey Inc. Historical Occupancy

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.
(b)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 25

W. P. CAREY INC.

Owned Portfolio Analysis — Diversification by Property Type (Pro Rata Basis) (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

Property Type	Square Footage	Percent
Industrial	12,760	32%
Warehouse/Distribution	10,117	26%
Office	5,358	14%
Retail	5,044	13%
Other Properties	6,066	15%
Total (a)	39,345	100%

	Annualized Contractual
Property Type	Minimum Base Rent (b)	Percent
Office	$87,430	27%
Industrial	70,748	22%
Warehouse/Distribution	50,971	16%
Retail	50,730	16%
Other Properties	59,550	19%
Total (a)	$319,429	100%

Portfolio Diversification by Property Type (based on square footage)	Portfolio Diversification by Property Type (based on annualized contractual minimum base rent)

(a)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 26

W. P. CAREY INC.

Owned Portfolio Analysis — Diversification by Tenant Industry (Pro Rata Basis) (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

			Annualized Contractual
	Square Footage		Minimum Base Rent
Industry Type (a)	WPC	Percent	WPC	Percent
Retail Trade	8,648	22%	$70,038	22%
Business and Commercial Services	1,563	4%	27,722	9%
Electronics	2,292	6%	27,079	8%
Healthcare, Education, and Childcare	1,662	4%	20,272	6%
Hotels and Gaming	1,194	3%	17,752	6%
Chemicals, Plastics, Rubber, and Glass	3,110	8%	14,241	4%
Telecommunications	922	2%	13,479	4%
Buildings and Real Estate	2,232	6%	12,377	4%
Media: Printing and Publishing	1,511	4%	11,471	4%
Leisure, Amusement, Entertainment	564	1%	10,756	3%
Beverages, Food, and Tobacco	1,715	4%	10,368	3%
Transportation - Personal	1,367	3%	10,064	3%
Transportation - Cargo	620	2%	9,944	3%
Construction and Building	2,191	6%	8,834	3%
Automobile	2,091	5%	8,684	3%
Aerospace and Defense	970	2%	6,604	2%
Federal, State, and Local Government	254	1%	6,168	2%
Machinery	1,012	3%	5,919	2%
Consumer and Durable Goods	1,040	3%	5,350	2%
Insurance	511	1%	5,320	2%
Other (b)	3,876	10%	16,987	5%
Total (c)	39,345	100%	$319,429	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.
(b)

Includes rent from tenants in the following industries: forest products and paper; grocery; banking; mining, metals, and primary metal industries; consumer non-durable goods; textiles, leather, and apparel; and multi-tenant properties.

(c)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

Portfolio Revenues — Contractual Increases (a)

(based on annualized contractual minimum base rent)

(a)         Pro rata rents and exchange rate as of September 30, 2012.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 27

W. P. CAREY INC.

Owned Portfolio Analysis — Diversification by Geography (Pro Rata basis) (Unaudited)

As of September 30, 2012

(in thousands, except percentages)

Region	Square Footage	Percent
U.S.
South	11,083	28%
West	6,942	17%
Midwest	5,757	15%
East	5,746	15%
U.S. Total	29,528	75%
International
Germany	3,453	9%
France	3,451	9%
Poland	1,399	3%
Other (a)	1,514	4%
International Total	9,817	25%
Total	39,345	100%

	Annualized Contractual
Region	Minimum Base Rent (b)	Percent
U.S.
South	$75,064	23%
West	70,247	22%
East	49,590	16%
Midwest	36,313	11%
U.S. Total	231,214	72%
International
Germany	33,117	11%
France	24,774	8%
Poland	13,028	4%
Other (a)	17,296	5%
International Total	88,215	28%
Total	$319,429	100%

Portfolio Diversification by Geography (based on square footage)	Portfolio Diversification by Geography (based on annualized contractual minimum base rent)

(a)	Includes assets in Belgium, Finland, the Netherlands, Spain, and the United Kingdom.
(b)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 28

W. P. CAREY INC.

Owned Portfolio Analysis — Lease Maturities (Pro rata Basis) (Unaudited)

As of September 30, 2012

		Square Feet		Average Annual Rent
	Number of		As % of		As % of
Year of Lease Expiration (a)	Leases Expiring	(in 000’s)	Total Portfolio	(in 000’s) (b)	Total Portfolio
2012 (c)	3	139	0%	$2,360	1%
2013	11	464	1%	4,763	1%
2014	23	3,771	10%	24,762	8%
2015	10	1,273	4%	14,371	5%
2016	17	2,269	6%	21,244	7%
2017	16	2,196	6%	11,690	4%
2018	16	2,617	7%	23,945	8%
2019	11	1,592	4%	25,813	8%
2020	8	2,093	5%	12,356	4%
2021	8	1,254	3%	8,619	3%
2022	15	3,684	9%	26,422	8%
2023	11	4,593	12%	38,679	12%
2024	13	6,116	16%	45,491	14%
2025	6	462	1%	5,817	2%
2026 and thereafter	25	6,215	16%	52,697	15%
Vacant	—	607	0%	—	—
Total (d)	193	39,345	100%	$319,429	100%

(a)	Assumes tenant does not exercise renewal option.
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.
(c)	Month-to-month properties are counted in 2012 revenue stream.
(d)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 29

W. P. CAREY INC.

Managed REITs-Acquisitions (Unaudited)

For the Nine Months Ended September 30, 2012

(in thousands, except square footage)

Acquisitions

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price (a)	Closing Date	Property Type	Gross Square Footage
CPA®:17 – Global	Blue Cross and Blue Shield of Minnesota, Inc.	Aurora, Eagan & Virginia, MN	$169,011	January-12	Office	1,131,469
CPA®:17 – Global	Sabre Communications Corporation and Cellxion, LLC	Alvarado, TX	4,964	March-12 & June-12	Industrial	44,250
CPA®:17 – Global	Nippon Sheet Glass Co., Ltd. (b) (c)	Tarnobrzeg, Poland	26,579	April-12	Warehouse/Distribution	BTS
CPA®:17 – Global	Sabre Communications Corporation and Cellxion, LLC (b)	Sioux City, IA	17,801	June-12	Industrial	BTS
CPA®:17 – Global	Clayco Inc	St. Louis, MO	6,918	July-12	Office	84,709
CPA®:17 – Global	Bearing Technologies, LTD	Avon, OH	7,046	August-12	Industrial	115,726
CPA®:17 – Global	Shale-Inland Holdings LLC	Elk Grove Village, IL	14,590	August-12	Industrial	273,681
CPA®:17 – Global	South University	Montgomery, AL & Savannah, GA	24,966	September-12	Education	131,129
CPA®:17 – Global	RLJ-McLarty-Landers Automotive Holdings, LLC	Various locations in Alabama, Arkansas, Louisiana, Missouri, Tennessee, & Texas	66,947	September-12	Automotive Dealership	377,164
CPA®:17 – Global	R.R. Donnelly & Sons Company	Warrenville, IL	36,285	September-12	Office	167,215
CPA®:17 – Global	Syncreon Logistics Polska Sp. (b) (c)	Zary, Poland	8,345	September-12	Office & Warehouse/Distribution	BTS
Total Acquisitions - Leased Properties			383,452			2,325,343

Portfolio(s)	Property Type	Property Location(s)	Purchase Price (a)	Closing Date
CWI	Hospitality	Braintree, MA	12,500	May-12
CWI	Hospitality	New Orleans, LA	14,947	June-12
CPA®:17 – Global	Self-Storage Facilities	Various locations in Alabama, Louisiana, & Mississippi	16,800	June-12
CWI	Hospitality	Lake Arrowhead, CA	26,500	July-12
CPA®:17 – Global	Self-Storage Facilities	Cherry Valley, IL	3,175	July-12
CPA®:17 – Global	Self-Storage Facility	Fayetteville, NC	5,350	September-12
Total Acquisitions - Hospitality/Self-Storage Properties			79,272

Portfolio(s)	Security Type	Company	Purchase Price (a)	Closing Date
CPA®:17 – Global	Equity Securities	Lineage Logistics Holdings LLC	7,070	June-12
Total Acquisitions - Equity Securities			7,070

Total Acquisitions			$469,794

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 30

(a)         Includes capitalized transaction costs, where applicable.

(b)         Acquisition includes a build-to-suit (“BTS”) transaction. Gross square footage cannot be determined at this time.

(c)          Acquisition price reflects applicable foreign exchange rate.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 31

W. P. CAREY INC.

Managed REITs - Dispositions (Unaudited)

For the Nine Months Ended September 30, 2012

(in thousands, except square footage)

Dispositions

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage
CPA®:16 — Global	Sovereign Bank	Bourne, Sandwich, & Wareham, MA	$3,173	January-12	Retail	19,693
CPA®:15 (54%)	Médica — France, S.A. (a)	Chatou, France	146	January-12	Land	10,200
CPA®:16 — Global	American Tire Distributors	Charlotte, NC	1,500	February-12	Warehouse/Distribution	120,200
CPA®:17 — Global	Dolgencorp, LLC	Choudrant, Gardner, Mangham, Mount Hermon & Richwood, LA; Vass, NC; & Chesterfield, Hopewell, & Hot Springs, VA	12,922	February-12 & March-12	Retail	99,363
CPA®:15 (67%), CPA®:16 — Global (33%)	Lindenmaier AG (a)	Laupheim, Germany	3,961	February-12	Industrial	67,358
CPA®:15	Vacant	Virginia Beach, VA	18,200	February-12	Warehouse/Distribution	774,473
CPA®:16 — Global	McLane Foodservice, Inc.	Manassas, VA	7,500	March-12	Warehouse/Distribution	100,337
CPA®:15	Vacant (a)	Little Germany, United Kingdom	3,387	April-12	Office	41,432
CPA®:15 (54%)	Médica — France, S.A. (a)	Chatou, Paris, Poissy, Rosny sous Bois, Rueil Malmaison, & Sarcelles, France	52,787	April-12	Nursing Home	182,594
CPA®:16 — Global	Rome Die Casting, LLC	Rome, GA	450	April-12	Industrial	117,500
CPA®:16 — Global	PolyPipe, Inc.	Fernley, NV	2,700	May-12	Industrial	31,648
CPA®:16 — Global	Hydro Systems Company	Milford, OH	4,127	June-12	Industrial	437,000
CPA®:15	Shaklee Corporation	Pleasanton, CA	11,100	June-12	Land	N/A
CPA®:15 (50%), CPA®:16 — Global (50%)	Vacant	Carlsbad, CA	3,606	July-12	Warehouse/Distribution	24,056
Total Dispositions			$125,559			2,025,854

(a)         Disposition price reflects applicable foreign exchange rate.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 32

W. P. CAREY INC.

Owned Portfolio Investments and Dispositions (Unaudited)

For the Nine Months Ended September 30, 2012

(in thousands, except square footage)

Acquisitions - Owned Portfolio (a)
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Square Footage
WPC INC	Walgreens	Virginia Beach, VA; Florence, AL; Snellville, GA; Concord, NC & Rockport, TX	$24,377	September-12	Retail	73,840
Dispositions - Owned Portfolio
WPC INC (46%)	Médica — France, S.A. (b)	Chatou, France	$124	January-12	Land	8,619
WPC INC	Cleo, Inc.	Memphis, TN	2,600	March-12	Warehouse/Distribution	1,006,170
WPC INC	L-3 Communications Titan Corp.	San Diego, CA	13,685	April-12	Office	166,403
WPC INC (46%)	Médica — France, S.A. (b)	Chatou, Paris, Poissy, Rosny sous Bois, Rueil Malmaison, & Sarcelles, France	40,854	April-12	Nursing Home	154,295
WPC INC	Vacant	Brewton, AL	75	May-12	Retail	30,625
WPC INC	Vacant	Charlotte, NC	9,625	June-12	Industrial	437,000
WPC INC	United States Postal Service	Bloomingdale, IL	3,100	August-12	Office	116,000
WPC INC	Vacant	Jacksonville, FL	3,875	August-12	Warehouse/Distribution	240,000
Total Owned Portfolio Dispositions			$73,938			2,159,112

(a)   Acquisitions exclude the Marcourt portfolio and properties acquired from CPA®:15 in connection with the Merger.

(b)   Disposition price reflects applicable foreign exchange rate.

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 33

W. P. Carey Inc.

Tenants By Annualized Rent (Pro Rata Basis) (Unaudited)

As of September 30, 2012

			Number		Annualized	Annualized
			of	Square	Rent	Rent as a	Increase
Tenant	Location(s)	Region	Locations	Feet	(in 000’s)	% of Total	Factor	Property Type	Industry
Hellweg	Germany	Europe	53	2,308,190	$25,369	7.9%	CPI	Retail	Retail Stores
U-Haul/Mercury Partners, Inc.	AL; AZ; CO; FL; GA; IL; IN; KS; LA; MA; MD; MN; MO; MS; NC; NJ; NM; NV; NY; OH; OK; TN; TX; VA	East; Midwest; South; West	78	3,354,247	18,741	5.9%	CPI	Self-Storage	Buildings and Real Estate, Transportation - Personal
Marriott Corporation	CA; FL; IL; IN; KY; MD; NJ; NM; WA	East; Midwest; South; West	12	1,036,203	17,752	5.6%	OTHER	Other Properties	Hotels and Gaming
Carrefour	France	Europe	8	2,940,004	16,451	5.1%	CPI; FIXED	Warehouse/Distribution	Retail Stores
OBI Group	Poland	Europe	18	1,398,520	13,028	4.1%	CPI	Office; Retail	Retail Stores
UTI Holdings, Inc.	Avondale, AZ; Exton, PA; Rancho Cucamonga, CA; Glendale Heights, IL	West; East; Midwest	5	809,597	10,065	3.2%	CPI	Other Properties	Healthcare, Education and Childcare
Federal Express Corporation	College Station, TX; Collierville, TN; Corpus Christi, TX	South	3	432,672	7,513	2.4%	CPI; FIXED	Office; Warehouse/Distribution	Transportation - Cargo
True Value Company	Corsicana, TX; Fogelsville, PA; Jonesboro, GA; Kansas City, MO; Kingman, AZ; Springfield, OR; Woodland, CA	East; Midwest; South; West	7	1,814,078	7,101	2.2%	FIXED	Industrial; Warehouse/Distribution	Construction and Building
Foster Wheeler	Clinton, NJ	East	1	292,000	6,510	2.0%	CPI	Office	Business and Commercial Services
Fiserv, Inc.	Norcross, GA	South	1	220,676	5,342	1.7%	CPI	Land; Office	Business and Commercial Services
Pohjola	Finland	Europe	1	510,600	5,320	1.7%	CPI	Office	Insurance
Tieto	Finland	Europe	2	279,890	5,054	1.6%	CPI	Office	Electronics
LifeTime Fitness	Canton, MI; Rochester Hills, MI	Midwest	2	278,982	4,672	1.5%	FIXED	Other Properties	Leisure, Amusement, Entertainment
Schuler AG	Germany	Europe	1	497,744	4,516	1.4%	CPI	Industrial	Machinery

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 34

W. P. Carey Inc.

Tenants By Annualized Rent (Pro Rata Basis) (Unaudited) - Continued

As of September 30, 2012

			Number		Annualized	Annualized
			of	Square	Rent	Rent as a	Increase
Tenant	Location(s)	Region	Locations	Feet	(in 000’s)	% of Total	Factor	Property Type	Industry
New York Times	New York, NY	East	1	126,420	4,489	1.4%	FIXED	Office	Media: Printing and Publishing
Dr. Pepper Snapple Group	Houston, TX; Irving, TX	South	2	721,947	4,464	1.4%	CPI	Industrial	Beverages, Food, and Tobacco
Prefecture de Police	France	Europe	1	120,668	4,359	1.4%	CPI	Office	Federal, State and Local Government
Omnicom Group, Inc.	Playa Vista, CA	West	1	120,000	4,346	1.4%	CPI	Office	Business and Commercial Services
Oriental Trading Company, inc.	La Vista, NE	Midwest	1	736,209	4,215	1.3%	CPI	Warehouse/Distribution	Consumer and Durable Goods
HP Enterprise Services, LLC	Louisville, CO	West	1	403,871	4,185	1.3%	CPI	Industrial	Telecommunications
24 Hour Fitness USA, Inc.	Austin, TX; Bedford, TX; Englewood, CO; Memphis, TN	South; West	4	181,345	3,994	1.3%	CPI; FIXED	Other Properties	Leisure, Amusement, Entertainment
Advanced Micro Devices	Sunnyvale, CA	West	1	120,655	3,981	1.2%	CPI	Industrial	Electronics
JPMorgan Chase Bank	Fort Worth, TX	South	1	384,246	3,939	1.2%	CPI	Office	Banking
Berry Plastics Corporation	Alsip, IL; Solvay, NY; Tolleson, AZ	East; Midwest; West	4	941,132	3,926	1.2%	CPI	Industrial	Chemicals, Plastics, Rubber, and Glass
Amylin Pharmaceuticals, Inc.	San Diego, CA	West	2	144,311	3,844	1.2%	FIXED	Office	Business and Commercial Services
Hologic, Inc.	Bedford, MA; Danbury, CT	East	2	269,042	3,816	1.2%	CPI	Industrial	Electronics
Konica Minolta Business Solutions U.S.A., Inc.	St. Petersburg, FL	South	2	337,727	3,815	1.2%	CPI	Office	Electronics
Dick’s Sporting Goods, Inc.	Buffalo, NY; Freehold, NJ; Greenwood, IN	East; Midwest	4	340,970	3,377	1.1%	CPI	Retail	Retail Stores
Orbital Sciences Corporation	Chandler, AZ	West	1	355,307	3,307	1.0%	CPI	Industrial	Aerospace and Defense
US Airways Group, Inc.	Tempe, AZ	West	1	167,890	3,297	1.0%	CPI	Office	Transportation - Personal
BE Aerospace, Inc.	Dallas, TX; Lenexa, KS; Miami, FL; Winston-Salem, NC	East; Midwest; South	4	615,055	3,297	1.0%	FIXED	Industrial; Office; Warehouse/Distribution	Aerospace and Defense

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 35

W. P. Carey Inc.

Tenants By Annualized Rent (Pro Rata Basis) (Unaudited) - Continued

As of September 30, 2012

			Number		Annualized	Annualized
			of	Square	Rent	Rent as a	Increase
Tenant	Location(s)	Region	Locations	Feet	(in 000’s)	% of Total	Factor	Property Type	Industry
Rexam Consumer Plastics, Inc.	Buffalo Grove, IL; Excelsior Springs, MO; North Versailles, PA; St. Petersburg, FL; West Lafayatte, IN	East; Midwest; South	5	616,031	3,243	1.0%	CPI	Industrial	Chemicals, Plastics, Rubber, and Glass
MBM-Beef	Lewisville, TX; Orlando, FL; Rocky Mount, NC	East; South	4	555,820	3,016	0.9%	FIXED	Warehouse/Distribution	Beverages, Food, and Tobacco
Shaklee Corporation	Pleasanton, CA	West	1	112,000	2,954	0.9%	FIXED	Office	Healthcare, Education and Childcare
Tower Automotive	Auburn, IN; Bluffton, OH; Milan, TN	Midwest; South	3	844,166	2,919	0.9%	CPI	Industrial	Automobile
Bouygues Telecom	France	Europe	2	105,803	2,748	0.9%	CPI	Office	Telecommunications
SymphonyIRI Group, Inc.	Chicago, IL	Midwest	1	159,600	2,446	0.8%	CPI	Office	Business and Commercial Services
MediMedia USA, Inc.	Lower Makefield, PA	East	1	107,000	2,331	0.7%	CPI	Office	Media: Printing and Publishing
C1000 Logistiek Vastgoed B.V.	Netherlands	Europe	6	307,029	2,223	0.7%	CPI	Warehouse/Distribution	Grocery
AutoZone, Inc.	AL; FL; GA; IL; LA; MO; NC; NM; SC; TN; TX	East; Midwest; South; West	54	302,230	2,217	0.7%	FIXED; NONE	Retail	Retail Stores
Google Inc.	Venice, CA	West	1	67,681	2,055	0.6%	FIXED	Office	Telecommunications
Unisource Worldwide, Inc.	Anchorage, AK; Commerce, CA	West	2	456,273	1,926	0.6%	FIXED	Warehouse/Distribution	Forest Products and Paper
Overland Storage Inc	San Diego, CA	West	1	91,300	1,924	0.6%	FIXED	Office	Electronics
Learning Care Group, Inc.	AZ; CA; IL; MI; TX	Midwest; South; West	13	92,234	1,881	0.6%	CPI	Other Properties	Healthcare, Education and Childcare
Merit Medical Systems, Inc.	South Jordan, UT	West	1	172,925	1,877	0.6%	CPI	Industrial	Healthcare, Education and Childcare
Grande Communications Networks, Inc.	Corpus Christi, TX; Odessa, TX; San Marcos, TX; Waco, TX	South	5	134,009	1,867	0.6%	CPI	Office	Telecommunications

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 36

W. P. Carey Inc.

Tenants By Annualized Rent (Pro Rata Basis) (Unaudited) - Continued

As of September 30, 2012

			Number		Annualized	Annualized
			of	Square	Rent	Rent as a	Increase
Tenant	Location(s)	Region	Locations	Feet	(in 000’s)	% of Total	Factor	Property Type	Industry
Gestamp	McCalla, AL	South	1	390,000	1,841	0.6%	CPI	Industrial	Automobile
Reynolds Group Holdings LTD	Mooresville, NC	East	1	384,600	1,800	0.6%	CPI	Industrial	Chemicals, Plastics, Rubber, and Glass
World Color Printing (USA) Corp.	Doraville, GA	South	1	432,559	1,771	0.6%	CPI	Industrial	Media: Printing and Publishing
Del Monte Corporation	Mendota, IL; Plover, WI; Toppenish, WA; Yakima, WA	Midwest; West	4	367,883	1,763	0.6%	CPI	Warehouse/Distribution	Beverages, Food, and Tobacco
Walgreens Co.	Concord, NC; Florence, AL; Rockport, TX; Snellville, GA; Virginia Beach, VA	East; South	5	73,840	1,741	0.5%	NONE	Retail	Retail Stores
Kerr Corporation	Bowling Green, KY; Jackson, TN	East; South	2	367,965	1,736	0.5%	FIXED	Industrial	Chemicals, Plastics, Rubber, and Glass
Eroski Sociedad Cooperativa	Spain	Europe	1	138,383	1,724	0.5%	CPI	Warehouse/Distribution	Grocery
EADS North America, Inc.	Irvine, CA	West	1	98,631	1,708	0.5%	FIXED	Office	Electronics
Plexus Corp.	Neenah, WI	Midwest	1	179,250	1,699	0.5%	CPI	Industrial	Electronics
IntegraColor, Ltd.	Mesquite, TX	South	1	358,987	1,625	0.5%	CPI	Warehouse/Distribution	Media: Printing and Publishing
Lowes Home Improvement Warehouse	Bellevue, WA	West	1	143,352	1,615	0.5%	CPI	Retail	Retail Stores
Belgium Government	Belgium	Europe	1	122,335	1,582	0.5%	CPI	Office	Federal, State and Local Government
Rave Motion Pictures	Baton Rouge, LA	South	1	73,292	1,579	0.5%	CPI	Other Properties	Leisure, Amusement, Entertainment
Sprint Spectrum Realty Company, L.P.	Rio Rancho, NM	West	1	94,730	1,573	0.5%	FIXED	Office	Telecommunications
Vacant			3	607,029	—	0.0%
Others			82	9,127,441	45,960	14.4%
			432	39,344,576	$319,429	100.0%

W. P. Carey Inc. 9/30/2012 Supplemental 8-K — 37